SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: March 24, 2000
(Date of earliest event reported)

Commission File No.:  333-65481



                      Norwest Asset Securities Corporation
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     Delaware                                                      52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                   21703
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Address of principal executive offices                             (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



(Former name, former address and former fiscal year, if changed since last report)





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ITEM 5.     Other Events
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.


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ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

             (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

   (99)                                         Collateral Term Sheets
                                                prepared by Norwest Asset
                                                Securities Corporation in
                                                connection with Norwest
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2000-3



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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST ASSET SECURITIES CORPORATION


March 24, 2000

                                   By:    /s/ Alan S. McKenney
                                          ----------------------
                                          Alan S. McKenney
                                          Vice President


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                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                     E
                        prepared by Norwest
                        Asset Securities
                        Corporation in connection
                        with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates, Series 2000-3